                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 22, 2005

                                County Bank Corp
             Michigan Commission file number 0-17482 EIN 38-0746239
                      83 W. Nepessing St. Lapeer, MI 48446
                                 (810) 664-2977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 7-REGULATION FD
         ITEM 7.01 REGULATION FD DISCLOSURE
                                                           FOR IMMEDIATE RELEASE
                                                               November 22, 2005
                                                       CONTACT: Danielle Portice
                                                         (810) 664-2977 ext. 339

                                  NEWS RELEASE

         The Board of Directors of County Bank Corp, the holding company of Lapeer County Bank & Trust Co., declared a quarterly cash dividend of $.29 per share and a special dividend of $.39 per share during its regularly scheduled meeting on November 16, 2005. The dividend is payable on December 30, 2005 to shareholders of record on December 15, 2005.

         Curt Carter, Chairman and CEO, is pleased to announce that this dividend is the 161st consecutive cash dividend paid to shareholders.

         Through the end of September 2005, total assets were $257,355,000 compared $249,883,000 in September 2004. Earnings through the nine months ended September 30, 2005 equaled $2.40 per share and shareholders' equity totaled $31,330,000.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized Dated: November 22, 2005

                                                             County Bank Corp.

                                                         By: /s/ Joseph H. Black
                                                             -------------------
                                                                 Joseph H. Black
                                           Treasurer and Chief Financial Officer